SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:

[ ]     Preliminary Proxy Statement         [  ]   Confidential, for Use of the
[X]     Definitive Proxy Statement                 Commission Only (as permitted
[ ]     Definitive Additional Materials            by Rule 14a-6(e)(2))
[ ]     Soliciting Material Pursuant
        to Rule 14a-11(c) or Rule 14a-12

                          Leisureplanet Holdings, Ltd.
                      ------------------------------------
                (Name of Registrant as Specified in Its Charter)

                   (Name of Person(s) Filing Proxy Statement,
                          if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]      No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

         (1)     Title of each class of securities to which transaction applies:


         -----------------------------------------------------------------------

         (2)      Aggregate number of securities to which transaction applies:


         -----------------------------------------------------------------------

         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         -----------------------------------------------------------------------

         (4)      Proposed maximum aggregate value of transaction:


         -----------------------------------------------------------------------

         (5)      Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         (1)      Amount Previously Paid:


                  --------------------------------------------------------------
         (2)      Form, Schedule or Registration Statement No.:


                  --------------------------------------------------------------
         (3)      Filing Party:


                  --------------------------------------------------------------
         (4)      Date Filed:


                  --------------------------------------------------------------

                          LEISUREPLANET HOLDINGS, LTD.

                         CLARENDON HOUSE, CHURCH STREET
                             HAMILTON HM II, BERMUDA

                                   -----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD DECEMBER 13, 2000

                  NOTICE IS HEREBY GIVEN that the 2000 Annual Meeting of Stockholders (the "Meeting") of Leisureplanet Holdings., Ltd. (the "Company") will be held at the offices of Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, Ninth Floor, New York, New York on Wednesday, December 13, 2000, at 2:00 p.m., Eastern Standard Time, to consider and act upon the following matters:

         1. The election of five directors of the Company to serve as the Board of Directors until the next annual meeting of stockholders and until their successors are duly elected and qualified;

         2.       A   proposal   to   change   the  name  of  the   Company   to
                  Silverstar Holdings, Ltd.

         3. The transaction of such other business as may properly come before the Meeting or any adjournment or postponement thereof.

                  Information regarding the matters to be acted upon at the Meeting is contained in the accompanying Proxy Statement.

                  The close of business on November 13, 2000 has been fixed as the record date for the determination of stockholders entitled to notice of and to vote at the Meeting and any adjournment or postponement thereof. A list of such stockholders will be open for examination by any stockholder for any purpose germane to the meeting, during ordinary business hours, for a period of at least 10 days prior to the meeting at Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, Ninth Floor, New York, New York 10174.

                                             By Order of the Board of Directors,

                                             Dawna Ferguson,
                                             Secretary
Hamilton, Bermuda
November __, 2000

--------------------------------------------------------------------------------
IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THE MEETING. EACH STOCKHOLDER IS URGED TO SIGN, DATE AND RETURN THE ENCLOSED FORM OF PROXY WHICH IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS. AN ENVELOPE ADDRESSED TO THE COMPANY'S TRANSFER AGENT IS ENCLOSED FOR THAT PURPOSE AND NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES.
--------------------------------------------------------------------------------

                           LEISUREPLANET HOLDINGS, LTD
                         CLARENDON HOUSE, CHURCH STREET
                             HAMILTON HM II, BERMUDA

                                 PROXY STATEMENT
                                       FOR
                         ANNUAL MEETING OF STOCKHOLDERS
                                DECEMBER 13, 2000

                  This Proxy Statement is furnished to the holders of our common stock, par value $.01 per share, and to the holders of our Class B common stock, par value $.01 per share in connection with the solicitation of proxies by our Board of Directors for use at our Annual Meeting of Stockholders to be held on Wednesday, December 13, 2000, at 2:00 p.m., Eastern Standard Time, at the offices of Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, Ninth Floor, New York, New York, and at any adjournment or postponement of such meeting. The Annual Meeting is being held for the purposes set forth in the accompanying Notice of Annual Meeting. The approximate mailing date of this Proxy Statement is November 20, 2000.

                  The close of business on November 13, 2000 has been fixed by the Board of Directors as the record date for the determination of stockholders entitled to notice of, and to vote at, the Annual Meeting and any adjournment or postponement of such meeting. As of the record date, there were 8,891,899 shares of our common stock outstanding and 926,025 shares of our Class B common stock outstanding, which are the only classes of our voting securities issued and outstanding. Each share of our common stock outstanding on the record date will be entitled to one vote on all matters to come before the Annual Meeting. Each share of our Class B common stock outstanding on the record date will be entitled to five votes on all matters to come before the annual Meeting. Cumulative voting is not permitted. A majority of our total issued voting shares, represented in person or by proxy, is required to constitute a quorum for the transaction of business at the Annual Meeting. Proxies submitted which contain abstentions or broker nonvotes will be deemed present at the Annual Meeting in determining the presence of a quorum.

                  The affirmative vote of a majority of the votes cast, in person or by proxy, at the Annual Meeting will be required to elect each director (Proposal 1) and to approve the change in the Company's name (Proposal
2). Abstentions, broker non-votes and votes not otherwise cast at the Annual Meeting will not be counted for the purpose of determining the outcome of the vote on Proposals 1 and 2. Our Board of Directors has unanimously recommended a vote in favor of each nominee named in the Proxy and FOR Proposal 2.

                  Unless otherwise specified, all proxies received will be voted for the election of all nominees named herein to serve as directors and in favor of each of the other proposals set forth in the accompanying Notice of Annual Meeting of Stockholders and described below. A proxy may be revoked at any time before its exercise by delivering written notice of revocation to our Secretary, by executing a proxy bearing a later date or by attendance at the Annual Meeting and electing to vote in person. Attendance at the Annual Meeting without voting in person will not constitute revocation of a proxy.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of October 16, 2000, certain information as to the beneficial ownership of the our common stock by:

                  o each person known by us to own more than five percent (5%) of our outstanding shares;

                  o each of our directors;

                  o each of our executive officers named in the Summary Compensation Table under "Executive Compensation"; and

                  o all of our directors and executive officers as a group.

                                             Amount and Nature of
                                             --------------------
                                           Beneficial Ownership (1)
                                           ------------------------
                                                                                   Percentage      Percentage of
                                                                                   ----------      -------------
                                                           Class B                      of            Voting
                                                           -------                      --            ------
                                           Common           Common                  Ownership         Power
         Name and Address of               ------           ------                  ---------         -----
         Beneficial Shareholder            Stock           Stock (2)                   (1)(3)         (1)(3)
         ----------------------            -----           ---------                   ------         ------
         Michael Levy                     63,333(4)       736,589(5)                  8.58%            28.98%
         9511 West River Street
         Shiller Park, IL 60176

         Clive Kabatznik                 519,999(6)        190,000                    7.26%            10.98%
         6100 Glades Road
         Suite 305
         Boca Raton, FL 33434

         Cornelius J. Roodt              188,333(7)           0                        2.0%             1.4%
         P.O. Box 4001
         Kempton Park
         South Africa

         BT Global Credit Limited       1,263,157(8)          0                       12.00%           8.94%
         c/o Bankers Trust
         Luxembourg S.A.
         P.O. Box 807
         14 Boulevard F.D. Roosevelt
         L-2540 Luxembourg
         Luxembourg

         American Stock Transfer         354,334(9)       166,452(9)                  5.62%            9.22%
            & Trust Company
         6201 15th Avenue
         Brooklyn, New York 11219

         UBS AG                        1,379,310              0                      14.89%           10.72%
         c/o Warburg Dillon Read
         677 Washington Boulevard
         Stamford, Connecticut 06901

         David BenDaniel                  10,000(10)          0                         *                *
         6100 Glades Road
         Suite 305
         Boca Raton, Florida 33434

                                             Amount and Nature of
                                             --------------------
                                           Beneficial Ownership (1)
                                           ------------------------
                                                                                   Percentage      Percentage of
                                                                                   ----------      -------------
                                                           Class B                      of            Voting
                                                           -------                      --            ------
                                           Common           Common                  Ownership         Power
         Name and Address of               ------           ------                  ---------         -----
         Beneficial Shareholder            Stock           Stock (2)                   (1)(3)         (1)(3)
         ----------------------            -----           ---------                   ------         ------

         Chris Matty                        10,000(10)           0                         *                *
         6100 Glades Road
         Suite 305
         Boca Raton, Florida 33434

         All executive officers and       791,665(11)       926,589                    17.13%           39.74%
         directors as a group (5
         persons)

         *  Less than 1 %.

(1) Beneficial ownership is calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Shares subject to stock options, for purposes of this table, are considered beneficially owned only to the extent currently exercisable or exercisable within 60 days after March 13, 2000.

(2) Except as otherwise indicated, each of the parties listed has sole voting and investment power with respect to all shares of Class B common stock indicated below.

(3) For the purposes of this calculation, our common stock and our Class B common stock are treated as a single class of common stock. Our Class B common stock is entitled to five votes per share, whereas our common stock is entitled to one vote per share.

(4) Includes 63,333 shares of our common stock issuable upon exercise of options that are immediately exercisable.

(5) Includes (i) 570,137 shares of our Class B common stock and (ii) 166,452 shares of our Class B common stock issued to the American Stock Transfer & Trust Company pursuant to the terms of an escrow agreement, which shares correspond to a like number of shares of First South African Holdings (Pty.) Ltd. Class B stock. American Stock Transfer & Trust Company has granted to Mr. Levy a proxy to vote each of such shares of our Class B common stock.

(6) Includes 519,999 shares of our common stock issuable upon exercise of options that are immediately exercisable.

(7) Includes 188,333 shares of our common stock issuable upon exercise of options that are immediately exercisable.

(8) Includes 1,263,157 shares of our common stock issuable upon conversion of certain Increasing Rate Senior Subordinated Convertible Debentures

(9) Based solely upon information contained in a Schedule 13G, Amendment No. 1, dated 12/31/99 filed with the Securities and Exchange Commission. All shares are held as escrow agent pursuant to various escrow agreements. American Stock Transfer & Trust Company holds a proxy to vote the shares of common stock. Michael Levy holds a proxy to vote the shares of Class B Common Stock.

(10) Includes 10,000 shares of our common stock issuable upon the exercise of options that are immediately exercisable

(11) Represents 791,665 shares issuable upon exercise of options that are immediately exercisable.

                  ---------------------------------------------
                                   PROPOSAL 1

                              ELECTION OF DIRECTORS
                  ---------------------------------------------

                  At the Annual Meeting, our stockholders will elect five directors to serve until the next annual meeting of stockholders and until their respective successors are elected and qualified. Unless otherwise directed, all proxies will be voted in favor of the election of Messrs. Levy, Kabatznik, Roodt, Matty and BenDaniel to serve as directors. All of the nominees currently serve on our Board of Directors and their terms expire at the Annual Meeting.

                  Each nominee has advised us of his willingness to serve as a director and we have no reason to expect that any of the nominees will be unable to stand for election at the date of the Annual Meeting. In the event that a vacancy among the original nominees occurs prior to the Annual Meeting, the proxies will be voted for a substitute nominee or nominees, if any are named by our Board of Directors, and for the remaining nominees.

                  Pursuant to an Underwriting Agreement, dated January 24, 1996, by and among us, FSA Stock Trust and D.H. Blair Investment Banking Corp. and executed with respect to certain provisions thereof by Messrs. Clive Kabatznik and Michael Levy, we are required to nominate a designee of D.H. Blair, the underwriter of our IPO, to our Board of Directors for a period of five years from the date of the completion of our IPO. D.H. Blair has not yet selected such a designee.

INFORMATION ABOUT NOMINEES

                  The following table sets forth information regarding the nominees:

              NAME                 AGE      DIRECTOR SINCE              POSITIONS WITH THE COMPANY
              ----                 ---      --------------              --------------------------
Michael Levy                       54            1995          Chairman of the Board of Directors

Clive Kabatznik                    44            1995          Vice Chairman of the Board of Directors,
                                                               Chief Executive Officer, President, Chief
                                                               Financial Officer and Director

Cornelius J. Roodt                 41            1996          Director

Chris Matty                        32            2000          Director

David BenDaniel, Ph.D.             69            2000          Director

                  All directors hold office until their respective successors are elected, or until death, resignation or removal. Officers hold office until the meeting of the Board of Directors following each Annual Meeting of Stockholders and until their successors have been chosen and qualified.

                  MICHAEL LEVY is our co-founder and has served as Chairman of our Board of Directors since inception. Since 1987, Mr. Levy has been the Chief Executive Officer and Chairman of the Board of Arpac L.P., a Chicago-based manufacturer of plastic packaging machinery.

                  CLIVE KABATZNIK is our co-founder and has served as a director and our President since inception and as our Vice Chairman, Chief Executive Officer and Chief Financial Officer since October 1995.

                  CORNELIUS J. ROODT has been Managing Director and Chief Executive Officer of Vectotrade, a South African manufacturer and distributer of consumer goods since October 2000. He served as Managing Director and Chief Financial Officer of one of our subsidiaries, First South African Holdings (Pty.) Ltd. from July 1996 to October 2000. From February 1994 to June 1996, Mr. Roodt was a senior partner at Price Waterhouse Corporate Finance, South Africa. From January 1991 to June 1994, he was an audit partner at Price Waterhouse, South Africa.

                  CHRIS MATTY has been Vice President of Strategic Development for InfoSpace.com, Inc., an aggregator of content on the Internet, since February 1997. Prior to that time, Mr. Matty was a consultant for Wiredweb, an Internet service provider, from December 1996 to February 1997. In May 1996, Mr. Matty founded Environmental Products, a recycling company, and was responsible for finance and marketing of that company until December 1996. From June 1994 to May 1996, Mr. Matty was a Program Manager at Clarion Communications, a telecommunications company, where he was responsible for international business development.

                  DAVID BENDANIEL, PH.D. has been a professor at Cornell University since 1985 and is currently the Berens Professor of Entrepreneurship at the Johnson Graduate School of Management at Cornell University. Dr. BenDaniel is the co-editor of International M&A, Joint Ventures and Beyond-Doing the Deal, printed in 1998. Dr. BenDaniel holds a B.A. and M.S. in Physics from the University of Pennsylvania and a Ph.D. in Engineering from the Massachusetts Institute of Technology.

BOARD MEETINGS AND COMMITTEES

                  Our Board of Directors is responsible for our overall management. During the fiscal year ended June 30, 2000, our Board of Directors held three (3) meetings and acted by unanimous written consent four (4) times. Each incumbent director attended at least 75% of all meetings of the Board and committees on which the person served which were held during the year.

                  Our Board of Directors has an audit committee and a compensation committee. The audit committee is composed of Chris Matty, David BenDaniel and Michael Levy. The audit committee is responsible for recommending annually to the Board of Directors the independent auditors to be retained, reviewing with the independent auditors the scope and results of the audit engagement and establishing and monitoring our financial policies and control procedures. The audit committee met once during fiscal year ended June 30, 2000.

                  The compensation committee is currently composed of Michael Levy and Chris Matty. These persons are intended to be non-employee directors within the meaning of Rule 16b-3(b)(3)(i) promulgated under the Securities Exchange Act of 1934. The compensation committee has power and authority with respect to all matters pertaining to compensation payable and the administration of employee benefits, deferred compensation and our stock option plans. The Compensation Committee met twice during fiscal year ended June 30, 2000.

COMPENSATION OF DIRECTORS AND NOMINEES

                  Except for Mr. Levy, our directors do not receive fixed compensation for their services as directors other than options to purchase 10,000 shares of our common stock granted to each non-employee director under our 1995 Stock Option Plan. Mr. Levy receives an annual consulting fee of $60,000 and options to purchase 10,000 shares of our common stock for every year of service as a director. However, directors will be reimbursed for their reasonable out-of-pocket expenses incurred in connection with their duties.

                             EXECUTIVE COMPENSATION

         The following summary compensation table sets forth the aggregate compensation we paid or accrued to our Chief Executive Officer and to the Managing Director and Chief Financial Officer of our subsidiary, First South African Holdings (Pty.) Ltd., during the fiscal years ended June 30, 1998, June 30, 1999 and June 30, 2000. Apart from Mr. Kabatznik, whose annual salary is $300,000, and Mr. Roodt, whose annual salary was $150,000, none of our executive officers or any of our subsidiaries received compensation in excess of $100,000.

                                            SUMMARY COMPENSATION TABLE

                                            ANNUAL COMPENSATION                               LONG TERM COMPENSATION
                                      -------------------------------                  -----------------------------------
                             FISCAL
NAME AND                     YEAR          SALARY         BONUS         OTHER ANNUAL       RESTRICTED       SECURITIES
PRINCIPAL POSITION           ENDED                                      COMPENSATION      STOCK AWARDS      UNDERLYING
                            JUNE 30,                                                                       STOCK OPTIONS
------------------         ---------- ---------------  --------------  -------------     ---------------  ----------------
                                              $             $
Clive Kabatznik,             2000           230,000              0          ---               ---          255,000
President and Chief          1999           180,000              0          ---               ---            5,000
Executive Officer            1998           180,000        170,509          ---               ---          255,000

Cornelius J. Roodt,          2000           150,000              0          ---               ---            5,000
Managing Director and        1999           150,000              0          ---               ---            5,000
Chief Financial              1998           150,000        170,509          ---               ---          255,000
Officer of First
South African
Holdings (Pty.) Ltd.

         The options granted to Mr. Kabatznik during fiscal year ended June 30, 2000 represent:

                  o an option granted under our 1995 Stock Option Plan to purchase 5,000 shares of our common stock which is currently exercisable at an exercise price of $5.125 per share; and

                  o a non-plan option granted by our Board of Directors to purchase 250,000 shares of our common stock which is currently exercisable at an exercise price of $4.875 per share.

         The options granted to Mr. Roodt during fiscal year ended June 30, 2000 were granted under our 1995 Stock Option Plan and represent, in each case, an option to purchase 5,000 shares of our common stock which is currently exercisable at an exercise price of $5.125 per share.

         The options granted to Mr. Kabatznik and Mr. Roodt during fiscal year ended June 30, 1999 were granted under our 1995 Stock Option Plan and represent, in each case, an option to purchase 5,000 shares of our common stock which is currently exercisable at an exercise price of $2.19 per share.

         The options granted to Mr. Kabatznik during fiscal year ended June 30, 1998 represent:

                  o an option granted under our 1995 Stock Option Plan to purchase 5,000 shares of our common stock which is currently exercisable at an exercise price of $6.00 per share; and

                  o a non-plan option granted by our Board of Directors to purchase 250,000 shares of our common stock which is currently exercisable at an exercise price of $4.75.

         The options granted to Mr. Roodt during fiscal year ended June 30, 1998 represent:

                  o an option granted under our 1995 Stock Option Plan to purchase 5,000 shares of our common stock which is currently exercisable at an exercise price of $6.00 per share; and

o a non-plan option granted by our Board of Directors to purchase 250,000 shares of our common stock at an exercise price of $4.75, which option is currently exercisable with respect to 150,000 shares and has been exercised with respect to 100,000 shares.

 OPTIONS GRANTED IN FISCAL 2000

         The following table sets forth the details of options to purchase common stock we granted to our executive officers during fiscal year ended June 30, 1999, including the potential realized value over the 5 year term of the option based on assumed rates of stock appreciation of 5% and 10%, compounded annually. These assumed rates of appreciation comply with the rules of the Securities and Exchange Commission and do not represent our estimate of future stock price. Actual gains, if any, on stock option exercises will be dependent on the future performance of our common stock. Each option is immediately exercisable.

                                                     OPTIONS GRANTED
                                                     ---------------
                                                                                                   POTENTIAL REALIZABLE
                                 NUMBER OF       PERCENT OF TOTAL       PER                        VALUE AT ASSUMED ANNUAL
                                 SECURITIES             TO             SHARE                             RATE OF STOCK PRICE
                                 UNDERLYING        EMPLOYEES IN       EXERCISE                             APPRECIATION
NAME                               OPTIONS         FISCAL YEAR         PRICE    EXPIRATION DATE         FOR OPTION TERM
------------------------         ---------         -----------         -----    ---------------         ---------------
                                                                                                        5%          10%
                                                                                                        --          ---
Clive Kabatznik..........          250,000               49.00%       $4.875   August 15, 2010      $336,718   $744,059.00
Clive Kabatznik..........           5,000                1.00%        $5.125     May 1, 2005          $7,080    $15,644.32
Cornelius J. Roodt.......           5,000                1.00%        $5.125     May 1, 2005          $7,080    $15,644.32
---------------------------------------------------------------------------------------------------------------------------

         In addition to the foregoing, in August 1999, we granted an option to acquire 100,000 shares of our common stock to Michael Levy. The option vests in three annual installments commencing on August 6, 1999 and is exercisable at an exercise price of $4.06. At that time, our compensation committee also approved an amendment to the vesting schedule of an option to acquire 50,000 shares of our common stock granted to Clive Kabatznik and an option to acquire 70,000 shares of our common stock granted to Cornelius Roodt. Each of these options will vest in three annual installments commencing on August 6, 1999, at an exercise price of $5.00 and $2.00, respectively.

AGGREGATED  OPTION  EXERCISES  IN LAST  FISCAL YEAR AND FISCAL  YEAR-END  OPTION
VALUES

         During the fiscal year ended June 30, 2000, Mr. Roodt exercised 180,000 options. The following table sets forth the number of shares of our common stock underlying unexercised stock options granted by us to our executive officers and the value of those options at June 30, 2000. The value of each option is based on the positive difference, if any, of the closing bid price for our common stock on the Nasdaq National Market on June 30, 2000, or $3.25, over the exercise price of the option.

                                 NUMBER OF SECURITIES UNDERLYING
                                     UNEXERCISED OPTIONS AT          VALUE OF UNEXERCISED IN THE MONEY
                                         FISCAL YEAR-END                OPTIONS AT FISCAL YEAR-END
                                         ---------------                --------------------------
NAME OF EXECUTIVE OFFICER         EXERCISABLE      UNEXERCISABLE      EXERCISABLE        UNEXERCISABLE
-------------------------         -----------      -------------      -----------        -------------

Clive Kabatznik                          558,333          166,666            $5,300            $0

Cornelius J. Roodt                       240,000                0           $92,800            $0

EMPLOYMENT AGREEMENTS

On April 12, 2000, the Company's Board of Directors approved an Amended and Restated Employment Agreement with Clive Kabatznik (the "Employment Agreement"). Pursuant to the Employment Agreement, Mr. Kabatznik will serve as the Chief Executive Officer, President and Chief Financial Officer of the Company beginning as of February 1, 2000 and continuing through and until January 31, 2005. As compensation for his services, Mr. Kabatznik will receive an annual base salary of $300,000 (with five percent increases each year), and an annual bonus of five percent of net realized capital gains upon the sale, liquidation or distribution by the Company of any Portfolio Company (as defined in the Employment Agreement). A Portfolio Company does not include any of the South African entities currently owned by the Company. In the event of a Change in Control (as defined in the Employment Agreement), Mr. Kabatznik may also be entitled to a payment of five percent of any net unrealized capital gains on any Portfolio Company, which gains may, at the option of the Company, be paid in cash, stock of the Portfolio Company or any combination of the foregoing.

STOCK OPTION PLAN

         Our Board of Directors has adopted and our shareholders, prior to our initial public offering, approved our 1995 Stock Option Plan. Our 1995 Stock Option Plan provides for the grant of:

                  o options that are intended to qualify as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986 to key employees; and

                  o options not intended to so qualify to key employees, including our directors and officers, and to directors and consultants who are not employees.

The total number of shares of our common stock for which options may be granted under our 1995 Stock Option Plan is 850,000 shares.

         Our 1995 Stock Option Plan is administered by the compensation committee of our Board of Directors. The compensation committee will determine the terms of options exercised, including the exercise price, the number of shares subject to the option and the terms and conditions of exercise. No option granted under our 1995 Stock Option Plan is transferable by the optionee other than by will or the laws of descent and distribution and each option is exercisable during the lifetime of the optionee only by such optionee or his legal representatives.

         The exercise price of incentive stock options under our 1995 Stock Option Plan must be at least equal to 100% of the fair market value of such shares on the date of grant, or 110% of fair market value in the case of an optionee who owns or is deemed to own stock possessing more than 10% of the voting rights of our outstanding capital stock. The term of each option will be established by the compensation committee, in its sole discretion. However, the maximum term for each incentive stock option granted under our 1995 Stock Option Plan is ten years, or five years in the case of an optionee who owns or is deemed to own stock possessing more than 10% of the total combined voting power of our outstanding capital stock. Options will become exercisable at such times and in such installments as the compensation committee will provide in the terms of each individual option. The maximum number of shares for which options may be granted to any individual in any fiscal year is 210,000.

         Our 1995 Stock Option Plan also contains an automatic option grant program for our directors. Each of our non-employee directors is automatically granted an option for 10,000 shares of our common stock. In addition, each of our non-employee directors is automatically granted an option to purchase 10,000 shares of our common stock following each annual meeting of shareholders. Each employee director is automatically granted an option for 5,000 shares of our common stock. In addition, each of our employee directors is automatically granted an option to purchase 5,000 shares of our common stock following each annual meeting of shareholders. Each grant has an exercise price per share equal to the fair market value of our common stock on the grant date, is immediately exercisable and has a term of five years measured from the grant date, subject to earlier termination if an optionee's service as a Board member is terminated for cause.

         We have granted options to purchase 630,000 shares of our common stock under our 1995 Stock Option Plan, 110,000 of which have been exercised.

NON-PLAN STOCK OPTIONS

         We have granted non-plan stock options to purchase 1,100,000 shares of our common stock, 500,000 of which were granted at an exercise price of $4.75 per share and 600,000 of which were granted at $4.06 per share. Options with respect to 100,000 shares of our common stock have been exercised pursuant to the foregoing non-plan stock options.

PERFORMANCE GRAPH

         The following graph compares the cumulative return to holders of our common stock for the period commencing January 1, 1997 and ending September 30, 2000 with the Nasdaq Index and the Standard & Poor's Conglomerate Index as a peer group index for the same period. The comparison assumes $100 was invested on January 1, 1997 in our common stock and in each of the comparison groups. We have paid no dividends to shareholders to date.


                   1/1/97 3/31/97 6/30/97 9/30/97 12/31/97 3/31/98 6/30/98 9/30/98 12/31/98 3/31/996/30/99
LPHL Stock Price     4.00   5.38     8.75    8.75     6.31    7.56    4.19    0.94   0.938  2.188   4.813

Nasdaq Compo      1291.03 1221.70 1442.07 1685.69 1570.35 1835.68 1894.74 1693.84 2166.95 2461.412685.64
site Index

S@P Leisure Index  402.46 423.04   454.37  480.17  533.19  608.05  639.04  548.44  706.61 799.82  789.92


                   Jan-97 Mar-97   Jun-97  Sep-97  Dec-97  Mar-98  Jun-98  Sep-98  Dec-98 Mar-99  Jun-99

LPHL Stock Price      100 134.375  218.75  218.75 157.8125 189.0625  104.7   23.45   23.45   54.7 120.325

Nasdaq Composite   100.00  94.63   111.70  130.57 121.64  142.19  146.77  131.20  167.85 190.66  208.03
Index

S&P Conglomerate    10.00 105.11   112.90  119.31 132.48  151.08  158.78  136.27  175.57 198.73  196.27
Index

                       9/30/99 12/31/99 3/31/006/30/00
LPHL Stock Price         3.94   12.50   9.00    3.25

Nasdaq Compo           2407.9 3707.83 4397.843763.79
site Index

S@P Leisure Index      706.95  782.36 879.69  823.08


                       Sep-99  Dec-99 Mar-00  Jun-00

LPHL Stock Price          98.45   312.5   225  81.25

Nasdaq Composite       186.51  287.21 340.65  291.54
Index

S&P Conglomerate       175.66  194.39 218.58  204.51
Index


                     [Fsacf Performance Chart appears here]

                         COMPENSATION COMMITTEE'S REPORT
                        CONCERNING EXECUTIVE COMPENSATION

OVERVIEW

         Executive compensation determinations are made by our compensation committee through consultation with our Board of Directors and other members of management. We seek to provide executive compensation that will support the achievement of our financial goals while attracting and retaining talented executives and rewarding superior performance. In performing this function, we may review executive compensation surveys and other available information and may from time to time consult with independent compensation consultants. During fiscal year ended June 30, 2000, our compensation committee consisted of Michael Levy and Chris Matty.

         We seek to provide an overall level of compensation to our executives that is competitive within our industry and/or the industries of our various subsidiaries, and other companies of comparable size and complexity. Compensation in any particular case may vary from any industry average on the basis of our annual and long-term performance as well as individual performance. We exercise our discretion to set compensation where in our judgment external, internal or individual circumstances warrant it.

         In general, we compensate our executive officers through a combination of base salary, annual incentive compensation in the form of cash bonuses and long-term incentive compensation in the form of stock options. In addition, executive officers participate in benefit plans, including medical, dental and retirement plans, that are available generally to our employees and/or employees of our subsidiaries.

         Our duties include the granting of stock options under our 1995 Stock Option Plan and, if necessary, outside of that plan to our executive employees. We feel that options are an effective incentive for our management to create value for our stockholders, since the value of an option bears a direct relationship to our stock price. We determine the number of shares granted to individuals, as well as, among other things, the exercise price and vesting periods of such options, taking into account each individual's level of responsibility, compensation level, contribution to our performance, future goals and the performance expected of him or her.

EXECUTIVE OFFICER COMPENSATION+

         On April 12, 2000 the Company entered into an Amended and Restated Employment Agreement with Clive Kabatznik, which agreement is currently in effect and expires on January 31, 2005. See "Executive Compensation--Employment Agreements." First South Africa Management Corp. is also currently paying Michael Levy $60,000 per year on a monthly basis for consulting services. The base salary, bonuses, benefits and conditions of these contracts were determined through a review of previous employment terms for these individuals, if any, as well as a review of the recent trends in our revenues and profits and the expected contribution of these individuals to our future growth and profitability. We believe that the base salary levels currently in effect are competitive to salary levels in similarly situated companies. In addition, in certain instances, we linked employees' compensation directly to our earnings before interest and taxes.

         We believe that linking executive compensation to corporate performance results in a better alignment of compensation with corporate goals and shareholder interests. As performance goals are met or exceeded, resulting in increased value to our shareholders, executives are rewarded commensurably. We believe that compensation levels during fiscal year ended June 30, 1999 adequately reflect our compensation goals and policies.

                                                         Respectfully submitted,

                                                         Michael Levy
                                                         Chris Matty

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         There are no interlocks or insider participation with any of our executive directors or with any member of our compensation committee.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors, and persons who beneficially own more than 10% of our common stock, to file initial reports of ownership and reports of changes of ownership with the Securities and Exchange Commission and furnish copies of those reports to us. Based solely on a review of the copies of the reports furnished to us to date, or written representations that no reports were required, we believe that all reports required to be filed by such persons with respect to our fiscal year ended June 30, 2000 were timely made.

--------------------------------------------------------------------------------
                                   PROPOSAL 2
                        TO CHANGE THE COMPANY'S NAME FROM

                         LEISUREPLANET HOLDINGS, LTD. TO
                            ------------------------
--------------------------------------------------------------------------------

                  The Board of Directors of the Company has approved a change in the Company name from Leisureplanet Holdings, Ltd. to Silverstar Holdings, Ltd. The Company's Board of Directors has also authorized the officers of the Company to file, if stockholder approval of this Proposal 2 is obtained, a certified copy of the resolution of the Company's stockholders with the Registrar of Bermuda, at which time the change of name will be effective.

REASONS FOR NAME CHANGE/EFFECT OF NAME CHANGE

                  The Company' no longer operates in the leisure industry, to which the Company's former name is strongly associated. The Company has determined to change its name to reflect the current generic operations of the Company, as well as those businesses into which the Company may enter in the future.

                  The change of name will not affect in any way the validity or transferability of stock certificates outstanding, the capital structure of the Company or the listing of the Common Stock on the Nasdaq National Market. After the change of name, the Common Stock will be traded on the Nasdaq National Market under the Symbol "SSTR." If stockholder approval of Proposal 2 is obtained, stockholders with certificated shares may continue to hold their existing certificates or receive new certificates reflecting the name change upon tendering of their old certificates to the Company's transfer agent.

         THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR THIS PROPOSAL.

                                  MISCELLANEOUS

STOCKHOLDER PROPOSALS

                  Any stockholder proposal intended to be presented at the 2001 Annual Meeting of Stockholders must be received by us not later than August 15, 2000 for inclusion in our proxy statement and form of proxy for that meeting.

SOLICITATION OF PROXIES

                  We are bearing the cost of preparing, assembling and mailing the Notice of Annual Meeting, this Proxy Statement and proxies. We will also reimburse brokers who are holders of record of our common stock for their expenses in forwarding proxies and proxy soliciting material to the beneficial owners of such shares. In addition to the use of the mails, proxies may be solicited without extra compensation by our directors, officers and employees by telephone, telecopy, telegraph or personal interview.

OTHER MATTERS

                  Management does not intend to bring before the Annual Meeting for action any matters other than those specifically referred to above and is not aware of any other matters which are proposed to be presented by others. If any other matters or motions should properly come before the Annual Meeting, the persons named in the proxy intend to vote thereon in accordance with their judgment on such matters or motions, including any matters or motions dealing with the conduct of the Annual Meeting.

                  Our 2000 Annual Report, including financial statements and report thereon of PricewaterhouseCoopers Inc, accompanies this Proxy Statement but is not incorporated in and is not to be deemed a part of this Proxy Statement.

PROXIES

                  All stockholders are urged to fill in their choices with respect to the matters to be voted upon, sign and promptly return the enclosed form of proxy.

                                             By Order of the Board of Directors,


                                             Dawna Ferguson
                                             Secretary

November 20, 2000

PROXY                                                                     PROXY

                          LEISUREPLANET HOLDINGS, LTD.

          PROXY FOR ANNUAL MEETING OF STOCKHOLDERS - DECEMBER 13, 2000

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

         The undersigned hereby appoints, as proxies for the undersigned, CLIVE KABATZNIK and DAWNA FERGUSON, or either of them, with full power of substitution, to vote all shares of the capital stock of Leisureplanet Holdings, Ltd. (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of the Company to be held on Wednesday, December 13, 2000, at 2:00 p.m., Eastern Standard Time, at the offices of Parker Chapin LLP, The Chrysler Building, 405 Lexington Avenue, Ninth Floor, New York, New York, receipt of Notice of which meeting and the Proxy Statement accompanying the same being hereby acknowledged by the undersigned, and at any adjournment or postponement thereof, upon the matters described in the Notice of Meeting and Proxy Statement and upon such other business as may properly come before the meeting or any adjournment or postponement thereof, hereby revoking any proxies heretofore given.

         EACH PROPERLY EXECUTED PROXY WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE ON THE REVERSE SIDE HEREOF. WHERE NO DIRECTION TO VOTE ON A SPECIFIC MATTER IS GIVEN, THE PROXIES WILL BE DEEMED AUTHORIZED TO VOTE FOR EACH LISTED NOMINEE TO SERVE AS A DIRECTOR, FOR PROPOSAL 2 AND WITH DISCRETION ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

               PLEASE SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY
                          USING THE ENCLOSED ENVELOPE.

                  (Continued and to be signed on reverse side)

                          LEISUREPLANET HOLDINGS, LTD.

                A VOTE FOR EACH NOMINEE AND FOR PROPOSALS 2 AND 3
                    IS RECOMMENDED BY THE BOARD OF DIRECTORS.

1.    ELECTION OF DIRECTORS -                                      For           Withhold          For All
       Nominees: Michael Levy, Clive Kabatznik,                    All              All            Except
        Cornelius J. Roodt, Chris Matty and David BenDaniel        |_|              |_|              |_|
       ___________________________________________
       (Except Nominee(s) written above)

                                                                   FOR            AGAINST          ABSTAIN
2.    To increase change the Company's name from                   |_|              |_|              |_|
      Leisureplanet Holdings, Ltd. to Silverstar Holdings, Ltd.

3. The transaction of such other business as may properly come before the meeting.


                                                                                          Dated ____________, 2000

                                                                  Signature(s)
                                                                              ------------------------------------
                                                                   NOTE: Please sign your name or names exactly
                                                                   as set forth hereon. If signing as attorney,
                                                                   executor,    administrator,    trustee    or
                                                                   guardian,  please  indicate  the capacity in
                                                                   which you are  acting.  Proxies  executed by
                                                                   corporations  should  be  signed  by a  duly
                                                                   authorized   officer  and  should  bear  the
                                                                   corporate seal.


--------------------------------------------------------------------------------

                      (DELTA) FOLD AND DETACH HERE (DELTA)
                             YOUR VOTE IS IMPORTANT.
 PLEASE SIGN, DATE AND MAIL THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.



                                       1